UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eagle Rock Energy Partners, L.P.(the “Partnership”), held its 2011 Annual Meeting of Limited Partners (the “Annual Meeting”) on June 7, 2011.

The Limited Liability Company Agreement of Eagle Rock Energy G&P, LLC, a Delaware limited liability company (the “Company”), the general partner of Eagle Rock Energy GP, L.P., the general partner of the Partnership, provides that one Class I director (the “Class I NGP Appointed Director”) shall be appointed by the NGP Parties (as that term is defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership) to serve on the board of directors of the Company (the “Board”) for a three-year term. The three-year term of Kenneth A. Hersh, who formerly served as Class I NGP Appointed Director, expired at the Annual Meeting.

At the Annual Meeting, the NGP Parties appointed Christopher D. Ray to replace Kenneth A. Hersh as the Class I NGP Appointed Director, for a term of office expiring at the Partnership’s 2014 Annual Meeting of Limited Partners. The Board has not appointed Mr. Ray to any of its committees at this time.

Mr. Ray is a Managing Director and General Counsel of Natural Gas Partners (“NGP”).  In the Partnership’s history, it has been involved in several transactions with affiliates of NGP.  Since April 30, 2007, the Partnership has also been involved in several transactions with Montierra Minerals & Production, L.P. (“Montierra”), an affiliate of NGP. During the year ended December 31, 2010, the Partnership was reimbursed by Montierra for work performed by the Company's employees on Montierra's behalf in an amount less than $0.1 million.   During the year ended December 31, 2010, the Partnership purchased and sold natural gas from certain companies affiliated with one or more NGP private equity funds.  During the year ended December 31, 2010, the Partnership purchased natural gas from one or more of these affiliated companies, totaling approximately $6.7 million, and sold natural gas to one or more of these affiliated companies, totaling less than $0.1 million.  During the year ended December 31, 2010, the Partnership incurred approximately $1.0 million for services performed by an affiliate of NGP, until August 2, 2010, when such company ceased being a related-party as NGP sold all of its interests in it.

In connection with the Partnership’s recapitalization and related transactions in 2010, the Partnership issued 4,825,211 common units to Eagle Rock Holdings, L.P. (“Holdings”), an affiliate of NGP, in satisfaction of the $29 million transaction fee and in exchange for, among other things, Holdings’ outstanding subordinated units and incentive distribution rights.  In addition, the Partnership also acquired its general partner from Holdings for 1,000,000 common units.

The Partnership entered into a Supplemental Indemnification Agreement (an “Indemnification Agreement”) with Mr. Ray on June 7, 2011.  The Indemnification Agreement provides for indemnification coverage if a person serving the Partnership or the Company (the “Indemnitee”) becomes involved in litigation proceedings.  The Indemnitee may request advancement of expenses upon delivery of an undertaking to the Company that the Indemnitee will reimburse the Company for the expenses if it is determined that the Indemnitee is not entitled to the expenses.  The Indemnitee also may request that independent counsel determine whether the Indemnitee is entitled to indemnification.  If not requested, the disinterested Board members will make the determination of entitlement, or the Board will appoint independent counsel.  The Indemnitee is entitled to indemnification to the fullest extent of the applicable Delaware law unless the Indemnitee’s conduct was knowingly fraudulent, not in good faith or constituted willful misconduct, or, in the case of a criminal matter, was knowingly unlawful or was otherwise covered by insurance payments.  Although the indemnification obligations of the Partnership under the Indemnification Agreement are intended to be supplemental to the indemnification provided under the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”), the general indemnification standard is substantively no different than that provided under the Partnership Agreement.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Indemnification Agreement, the form of which is filed as Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on December 30, 2009 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Partnership’s common unitholders were requested to: (1) elect one Class I Elected Director to serve on the Board for a term of office expiring at the Partnership’s 2014 Annual Meeting of Limited Partners, (2) approve, on an advisory basis, the compensation of the Company’s named executive officers and (3) approve, on an advisory basis, the frequency of the unitholder vote on the compensation of the Company’s named executive officers. Each of these items is more fully described in the Partnership’s proxy statement filed on April 27, 2011.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Elected Director: The election of the Class I Elected Director was approved as follows:

Nominee	For	Withheld	Broker Non-Votes
William K White	32,376,593	2,101,228	0

Proposal No. 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
54,493,097	1,117,624	992,071	0

Proposal No. 3 — Approval, on an Advisory Basis, of the Frequency of the Unitholder Vote on the Compensation of the Company’s Named Executive Officers: The holding of the advisory vote on the compensation of the Company’s named executive officers every year was approved on an advisory basis as follows:

One Year	Two Years	Three-years	Abstain	Broker Non-Votes
49,791,848	390,977	5,700,173	719,794	0

In accordance with the unitholders’ recommendation, the Partnership has determined that it will hold an advisory vote on the compensation of its named executive officers every year, until the next unitholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: June 7, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel